                                                                    EXHIBIT 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                          THE PERIOD ENDED: 11-30-97

IN RE:                                 :
                                          CASE NO: 96-15177
Fretter, Inc.                          :  Chapter 11
                                          Judge Morgenstern-Clarren
                                       :
------------------------------------
                              Debtor
                                       :

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

       X    Operating Statement              (Form 2)
     -----
       X    Balance Sheet                    (Form 3)
     -----
       X    Summary of Operations            (Form 4)
     -----
       X    Monthly Cash Statements          (Form 5)
     -----
       X    Statement of Compensation        (Form 6)
     -----

     -----  -----------------------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (if not, attach written explanation)

3. That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet if not true.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.

Dated: 12/18/97                        /s/ J. Michael McLean
                                       --------------------------
                                       Debtor in Possession

                                       Controller    810-220-5007
                                       ----------    ------------
                                       Title         Phone

                           OPERATING STATEMENT (P&L)
                           -------------------------
                                (Accrual Basis)
                                ---------------

Debtor:  Fretter Inc.                                         Case No:  96-15177

                            Month Ending:  11/30/97

                                                                      Total
                                                    Current Month  Since Filing
Total Revenue/Sales                                           0        532,663
Cost of Sales                                                 0        505,226
                                                     ----------    -----------

Gross Profit                                                  0         27,437
                                                     ==========    ===========

         EXPENSES:
         --------

Officer Compensation                                      8,744        277,316
Salary Expenses other Employees                           8,918        351,559
Court-Ordered Stay Bonus                                               162,921
Employee Benefits & Pensions                                                 0
Payroll Taxes                                             1,051         60,801
Other Taxes                                                             87,574
Rent and Lease Expense                                   10,898         32,908
Interest Expense                                        147,867      3,959,633
Insurance                                                16,239        550,714
Automobile and Truck Expense                                                 0
Utilities (gas, electric, phone alarms)                      23        153,850
Depreciation                                                                 0
Travel and Entertainment                                                12,445
Repairs and Maintenance                                  97,969        238,319
Advertising                                                                  0
Supplies, Office Expenses, etc.                          13,907        232,751
Other:  Specify Director & Trustee Fees                   6,566        105,753
Other:  Specify Misc. Fees                                               3,095
                                                     ----------    -----------
TOTAL EXPENSES:                                         312,182      6,229,639
                                                     ----------    -----------

NET OPERATING PROFIT/(LOSS)                            (312,182)    (6,202,202)
                                                     ==========    ===========

Add:  Non-Operating Income:
       Interest Income                                    6,509         19,433
       Gain/Loss on Sale of Real Estate                 384,426      7,188,816
       Other Income                                      76,644      1,774,745
TOTAL                                                   467,579      8,982,994
                                                     ----------    -----------
Less: Non-Operating Expenses:
       Professional Fees                                202,500      2,002,850
       Other                                              5,152        596,933
                                                     ----------    -----------

NET INCOME / (LOSS)                                     (52,255)       181,009
                                                     ==========    ===========

                                BALANCE SHEET *
                                -------------




Debtor:  Fretter, Inc.                                        Case No:  96-15177

                            Month Ending: 11/30/97

ASSETS:                                      Current Month   Prior Month    At Filing
Cash:                                          1,359,713      1,273,008        89,252
Inventory:                                                                    791,999
Accounts Receivable: **                       34,576,715     34,578,258    35,930,804
Insider Receivables                            7,414,781      7,414,781     7,424,547
Land and Buildings:                           20,500,676     24,232,302    49,365,801
Furniture, Fixtures & Equip:                                                  418,000
Accumulated Depreciation:                     (5,074,318)    (5,582,592)  (10,623,681)
Other: Prepaids & misc.                        1,148,522      1,075,228       807,689
Other: Utility deposits                           39,699         41,981
                                             -----------    -----------   -----------

TOTAL ASSETS:                                 59,965,788     63,032,966    84,204,411
                                             ===========    ===========   ===========

LIABILITIES:

Postpetition Liabilities:
Accounts Payable:                                143,846        196,912
Wages and Salaries:                                9,983         10,265
Taxes Payable:                                   102,267        123,530
Other:                                         2,577,720      2,381,050         1,390
                                             ------------   -----------   -----------
TOTAL Postpetition Liab.                       2,833,816      2,711,757         1,390
                                             ===========    ===========   ===========

Secured Liabilities:
Subject to Postpetition
  Collateral or Financing Order                7,912,174     10,968,715    29,002,401
All other Secured Liab.                        3,071,932      3,079,339     7,371,875
                                             -----------    -----------   -----------
TOTAL Secured Liabilities:                    10,984,106     14,048,054    36,374,276
                                             ===========    ===========   ===========

Prepetition Liabilities:
Taxes & Other Priority Liab.                     879,195        879,796     1,132,770
Unsecured Liabilities                          6,543,246      6,557,078     6,849,397
Other: Accrued Liabilities                     4,687,078      4,745,679     5,449,917
                                             -----------    -----------   -----------
TOTAL Prepetition Liab.                       12,109,519     12,182,553    13,432,084
                                             ===========    ===========   ===========

Redeemable Preferred Stock                    48,265,040     48,265,040    48,265,040
                                             -----------    -----------   -----------
Equity:
Owners' Capital:                               1,692,451      1,692,451     1,692,451
Retained Earnings-Pre Pet.                   (16,100,153)   (16,100,153)  (15,560,830)
Retained Earnings-Post Pet.                      181,009        233,264             0
                                             -----------    -----------   -----------
TOTAL Equity:                                (14,226,693)   (14,174,438)  (13,868,379)
                                             ===========    ===========   ===========
TOTAL LIABILITIES
AND EQUITY:                                   59,965,788     63,032,966    84,204,411
                                             ===========    ===========   ===========

______________________________

 *    Preliminary Estimate
 **   Includes contingent receivable from Silo, Inc.
       Collectibility indeterminate

                             SUMMARY OF OPERATIONS
                             ---------------------

                            Period Ended:  11/30/97
Debtor:  Fretter, Inc.                                        Case No:  96-15177

                     Schedule of Postpetition Taxes Payable
                     --------------------------------------

                              Beginning   Accrued/  Payments/   Ending
                               Balance    Withheld  Deposits   Balance
                              ----------  --------  ---------  --------
Income Taxes Withheld:
Federal:                              0      3,130      3,130        0
State:                              425        824        425      824
Local:

FICA Withheld:                        0        927        927        0

Employers FICA:                       0        927        927        0

Unemployment Tax:
Federal:                              2          0          0        2
State:                              148        123          0      271

Sales, Use & Excise Taxes:            0                              0

Property Taxes:                 122,955     (7,421)    14,364  101,170

Workers' Compensation

Other:
                                -------     ------    -------  -------

TOTALS                          123,530     (1,490)    19,773  102,267
                                =======     ======    =======  =======

                          AGING OF ACCOUNTS RECEIVABLE
                       AND POSTPETITION ACCOUNTS PAYABLE

Age in Days                       0-30       30-60    Over 60

PostPetition
Accounts Payable                ______      ______     ______

Accounts Receivable             ______      ______     ______

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                             MONTHLY CASH STATEMENT

Debtor:  Fretter, Inc.                              Statement for the period:

Case #:  96-15177                                   From: 11-1-97   To: 11-30-97

Cash Activity Analysis (Cash Basis Only):

                                          General       Payroll        Tax       Cash Coll.      B.T.
                                           Acct.         Acct.        Acct.      Acct. B.T.    Direct(1)
                                          -------       -------       -----      ----------    ---------
A.  Beginning Balance:                   154,077.04    10,884.40     5,305.55          0.00         0.00
                                         ----------    ---------    ---------    ----------    ---------
B.  Receipts. Attach
    Separate Schedule:                   148,217.70    14,521.85     5,931.68          0.00     7,405.88
                                         ----------    ---------    ---------    ----------    ---------
C.  Balance Available
    (A + B):                             302,294.74    25,406.25    11,237.23          0.00     7,405.88
                                         ----------    ---------    ---------    ----------    ---------

D.  Less Disbursements
    Attach Separate
    Schedule:                             66,776.38    14,521.85     5,410.07          0.00     7,405.88
                                         ----------    ---------    ---------    ----------    ---------

E.  ENDING BALANCE
    (C-D)                                235,518.36    10,884.40     5,827.16          0.00         0.00
                                         ----------    ---------    ---------    ----------    ---------

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
 ACCOUNT)

General Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38120-0

Payroll Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38024-4

Tax Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38128-3

Other monies on hand (specify type and location) (i.e., CD's petty cash):

BT Collateral Acct. - Old Kent Bank, Acct. No 229377
BT Direct - BT cash collateral is forwarded directly to B.T.


Date:
                                   -----------------------
                                   Debtor in Possession

                            MONTHLY CASH STATEMENT
                            ----------------------

Debtor:    Fretter, Inc.                Statement for the period:
           -------------

Case No.:  96-15177                     From: 11-1-97     To: 11-30-97
           -------------                -------------     ------------

Cash Activity Analysis (Cash Basis Only):

                                                General              Tax                Certificate
                                                Savings            Savings                  of
                                                 Acct.              Acct.                 Deposit
                                              ------------        ----------            ----------      ----------      ----------
A.  Beginning Balance:                          206,433.84         93,306.82            800,000.00
                                              ------------        ----------            ----------      ----------      ----------

B.  Receipts. Attach Separate Schedule:         804,449.49            316.60              3,506.66
                                              ------------        ----------            ----------      ----------      ----------

C.  Balance Available (A+B):                  1,010,883.33         96,623.42            803,506.66            0.00            0.00
                                              ------------        ----------            ----------      ----------      ----------

D.  Less Disbursements  Attach separate
      schedule:                                      12.00             12.00            803,506.66
                                              ------------        ----------            ----------      ----------      ----------

E.  Ending Balance (C-D):                     1,010,871.33         96,611.42                  0.00            0.00            0.00
                                              ------------        ----------            ----------      ----------      ----------


(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)


General Savings Account
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    4707-38293-5
                                        ----------------------------------------

Tax Savings Account
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    4707-38357-8
                                        ----------------------------------------

Certificate of Deposit
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    2492234907
                                        ----------------------------------------

Other monies on hand (specify type and location)(i.e., CD's petty cash):


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------






Date:
     --------------------               ----------------------------------------
                                        Debtor in Possession


                                                                          FORM 5

                       MONTHLY STATEMENT OF COMPENSATION
                       ---------------------------------

          The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  J. Michael McLean      Capacity:               Principal
                                              ------
                                                X     Officer
                                              ------
                                                      Director
                                              ------
                                                      Insider
                                              ------

Detailed Description of Duties: As Controller, directs accounting, payroll, benefit plans and tax filings as well as assists in cash flow planning

Current Compensation Paid:
                              Weekly      or        Monthly

                                                    9,167.00
                              ------                --------

Current Benefits Received:
                              Weekly      or        Monthly

Vacation Pay                  ------                --------

Holiday Pay                   ------                --------

Retirement                    ------                --------

Company Vehicle               ------                --------

Entertainment                 ------                --------

Travel                        ------                --------

Other Benefits                ------                --------

CURRENT TOTAL:
                              Weekly      or        Monthly

                              ------                --------


Dated:                       ------------------------------------
       --------------------          Principal, Officer, Director, Insider

                           LIST OF OMITTED SCHEDULES

1. Schedule of Michigan National Bank November 1997 Cash Receipts (Account Number 4707-38120-0)

2. Schedules of Michigan National Bank November 1997 Cash Disbursements, Account Reconciliation and Outstanding Check List (Account Number 4707-38120-0)

3. Michigan National Bank Statement of Account for the Period November 1, 1997 to November 30, 1997 (Account Number 4707-38120-0)

4. Michigan National Bank Statement of Account for the Period November 1, 1997 to November 30, 1997 (Account Number 4707-38024-4)

5. Schedules of Michigan National Bank Payroll Account November 1997 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38024-4)

6. Schedules of Michigan National Bank Tax Account November 1997 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38128-3)

7. Michigan National Bank Statement of Account for the Period November 1, 1997 to November 30, 1997 (Account Number 4707-38128-3)

8.  Schedule of Bankers Trust November 1997 Cash Receipts

9. Schedules of Michigan National Bank General Savings Account November 1997 Cash Receipts and Disbursements (Account Number 4707-38293-5)

10. Michigan National Bank Statement of Account for the Period November 1, 1997 through November 30, 1997 (Account Number 4707-38293-5)

11. Schedule of Michigan National Bank Tax Savings Account November 1997 Cash Receipts and Disbursements (Account Number 4707-38357-8)

12. Michigan National Bank Statement of Account for the Period November 1, 1997 to November 30, 1997 (Account Number 4707-38357-8)